United States
Securities and Exchange Commission
Washington, D.C. 20549
_______________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2006

Chesapeake Utilities Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

909 Silver Lake Boulevard, Dover, Delaware  19904
(Address of principal executive offices)      (Zip Code)

(302) 734-6799
(Registrant's telephone number, including area code)

_______________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Compensatory Arrangements of Certain Officers.

On December 29, 2006, Chesapeake Utilities Corporation (the “Company”) entered into new employment agreements (each individually an “Agreement” and collectively, the “Agreements”) with the following executive officers: John R. Schimkaitis, Michael P. McMasters, Stephen C. Thompson, and S. Robert Zola. The Company’s Board of Directors, at the recommendation of the Compensation Committee, approved these Agreements at its December 7, 2006 Meeting. These Agreements supersede former employment agreements in place with each of the named executive officers.

Copies of the Agreements are being filed as Exhibits 10.1 through 10.4 to this report and are incorporated by reference into this Item 5.02. The description of the Agreements below is a summary and does not purport to be complete and is qualified in its entirety by reference to the Agreements.

John R. Schimkaitis

The Agreement between Mr. Schimkaitis and the Company stipulates that he will serve in the capacity of President and Chief Executive Officer of the Company. The initial term of the Agreement is for three (3) years, which automatically extends upon a “change-in-control,” as specifically defined in the Agreement, for a period of four (4) years from the date of such change-in-control. The Agreement also automatically renews for successive one-year terms if a successor Agreement has not been executed.

Mr. Schimkaitis will be paid $360,000 per year as base compensation, which may be increased or decreased from time to time provided that any decreases may be permitted only on a good faith basis and with reasonable justification. Upon a change-in-control, Mr. Schimkaitis’s base compensation will be increased on an annual basis to an amount no less than his then-current base compensation multiplied by the increase in the preceding calendar year of the CPI, but in no event can his base compensation be decreased upon a change-in-control.

In addition to base compensation, the Agreement provides that Mr. Schimkaitis shall be entitled to participate in all bonus, incentive compensation and performance-based compensation plans; all profit-sharing, savings and retirement benefit plans; all insurance, medical, health and welfare plans; all vacation and other employee fringe benefit plans; and other similar policies, plans or arrangements of the Company; all on a basis that is commensurate with his position and no less favorable than those generally applicable or made available to other executives of the Company. Such participation specifically includes that Mr. Schimkaitis shall be eligible for an incentive compensation award equal to 10,800 shares of the Company’s common stock under the Company’s Performance Incentive Plan, and for a minimum cash bonus award equal to forty percent (40%) of his base compensation as determined on an annual basis by the Company’s Board of Directors under the Company’s Cash Bonus Incentive Plan.

During the employment period, the Agreement stipulates that upon a termination without cause or a determination not to renew the Agreement at the end of the initial term, in the absence of a change-in-control, Mr. Schimkaitis is entitled to a severance payment representing twelve (12) months of base compensation. Alternatively, as a result of a termination without cause or a resignation for reasons related to certain acts of the Company, upon a change-in-control, he is entitled to a severance payment comprised of: (i) his then-current monthly base compensation, multiplied by thirty-six (36) months, (ii) his average short-term and long-term incentive awards paid to him over the prior three (3) years, multiplied by three (3) years , and (iii) a payment equal to the value of the benefits foregone over thirty-six (36) months as a result of the termination. The severance payment is capped so that no excise tax would be levied to Mr. Schimkaitis nor would there be any loss of tax deductibility to the Company as a result of paying the severance payment.

Michael P. McMasters

The Agreement between Mr. McMasters and the Company stipulates that he will serve in the capacity of Senior Vice President and Chief Financial Officer of the Company. The initial term of the Agreement is for three (3) years, which automatically extends upon a “change-in-control,” as specifically defined in the Agreement, for a period of four (4) years from the date of such change-in-control. The Agreement also automatically renews for successive one-year terms if a successor Agreement has not been executed.

Mr. McMasters will be paid $246,000 per year as base compensation, which may be increased or decreased from time to time provided that any decreases may be permitted only on a good faith basis and with reasonable justification. Upon a change-in-control, Mr. McMasters’s base compensation will be increased on an annual basis to an amount no less than his then-current base compensation multiplied by the increase in the preceding calendar year of the CPI, but in no event can his base compensation be decreased upon a change-in-control.

In addition to base compensation, the Agreement provides that Mr. McMasters shall be entitled to participate in all bonus, incentive compensation and performance-based compensation plans; all profit-sharing, savings and retirement benefit plans; all insurance, medical, health and welfare plans; all vacation and other employee fringe benefit plans; and other similar policies, plans or arrangements of the Company; all on a basis that is commensurate with his position and no less favorable than those generally applicable or made available to other executives of the Company. Such participation specifically includes that Mr. McMasters shall be eligible for an incentive compensation award equal to 5,760 shares of the Company’s common stock under the Company’s Performance Incentive Plan, and for a minimum cash bonus award equal to thirty percent (30%) of his base compensation as determined on an annual basis by the Company’s Board of Directors under the Company’s Cash Bonus Incentive Plan.

During the employment period, the Agreement stipulates that upon a termination without cause or a determination not to renew the Agreement at the end of the initial term, in the absence of a change-in-control, Mr. McMasters is entitled to a severance payment representing twelve (12) months of base compensation. Alternatively, as a result of a termination without cause or a resignation for reasons related to certain acts of the Company, upon a change-in-control, he is entitled to a severance payment comprised of: (i) his then-current monthly base compensation, multiplied by thirty-six (36) months, (ii) his average short-term and long-term incentive awards paid to him over the prior three (3) years, multiplied by three (3) years , and (iii) a payment equal to the value of the benefits foregone over thirty-six (36) months as a result of the termination. The severance payment is capped so that no excise tax would be levied to Mr. McMasters nor would there be any loss of tax deductibility to the Company as a result of paying the severance payment.

Stephen C. Thompson

The Agreement between Mr. Thompson and the Company stipulates that he will serve in the capacity of Senior Vice President of the Company. The initial term of the Agreement is for three (3) years, which automatically extends upon a “change-in-control,” as specifically defined in the Agreement, for a period of four (4) years from the date of such change-in-control. The Agreement also automatically renews for successive one-year terms if a successor Agreement has not been executed.

Mr. Thompson will be paid $243,000 per year as base compensation, which may be increased or decreased from time to time provided that any decreases may be permitted only on a good faith basis and with reasonable justification. Upon a change-in-control, Mr. Thompson’s base compensation will be increased on an annual basis to an amount no less than his then-current base compensation multiplied by the increase in the preceding calendar year of the CPI, but in no event can his base compensation be decreased upon a change-in-control.

In addition to base compensation, the Agreement provides that Mr. Thompson shall be entitled to participate in all bonus, incentive compensation and performance-based compensation plans; all profit-sharing, savings and retirement benefit plans; all insurance, medical, health and welfare plans; all vacation and other employee fringe benefit plans; and other similar policies, plans or arrangements of the Company; all on a basis that is commensurate with his position and no less favorable than those generally applicable or made available to other executives of the Company. Such participation specifically includes that Mr. Thompson shall be eligible for an incentive compensation award equal to 4,000 shares of the Company’s common stock under the Company’s Performance Incentive Plan, and for a minimum cash bonus award equal to twenty-five percent (25%) of his base compensation as determined on an annual basis by the Company’s Board of Directors under the Company’s Cash Bonus Incentive Plan.

During the employment period, the Agreement stipulates that upon a termination without cause or a determination not to renew the Agreement at the end of the initial term, in the absence of a change-in-control, Mr. Thompson is entitled to a severance payment representing twelve (12) months of base compensation. Alternatively, as a result of a termination without cause or a resignation for reasons related to certain acts of the Company, upon a change-in-control, he is entitled to a severance payment comprised of: (i) his then-current monthly base compensation, multiplied by thirty-six (36) months, (ii) his average short-term and long-term incentive awards paid to him over the prior three (3) years, multiplied by three (3) years , and (iii) a payment equal to the value of the benefits foregone over thirty-six (36) months as a result of the termination. The severance payment is capped so that no excise tax would be levied to Mr. Thompson nor would there be any loss of tax deductibility to the Company as a result of paying the severance payment.

S. Robert Zola

The Agreement between Mr. Zola and the Company stipulates that he will serve in the capacity of President of Sharp Energy, Inc., a subsidiary of the Company (“Sharp Energy”). The initial term of the Agreement is for three (3) years, which automatically extends upon a “change-in-control,” as specifically defined in the Agreement, for a period of three (3) years from the date of such change-in-control. The Agreement also automatically renews for successive one-year terms if a successor Agreement has not been executed.

Mr. Zola will be paid $135,000 per year as base compensation, which may be increased or decreased from time to time provided that any decreases may be permitted only on a good faith basis and with reasonable justification. Upon a change-in-control, Mr. Zola’s base compensation will be increased on an annual basis to an amount no less than his then-current base compensation multiplied by the increase in the preceding calendar year of the CPI, but in no event can his base compensation be decreased upon a change-in-control.

In addition to base compensation, the Agreement provides that Mr. Zola shall be entitled to participate in all bonus, incentive compensation and performance-based compensation plans; all profit-sharing, savings and retirement benefit plans; all insurance, medical, health and welfare plans; all vacation and other employee fringe benefit plans; and other similar policies, plans or arrangements of the Company; all on a basis that is commensurate with his position and no less favorable than those generally applicable or made available to other executives of the Company. Such participation specifically includes that Mr. Zola shall be eligible for an incentive compensation award equal to 3,200 shares of the Company’s common stock under the Company’s Performance Incentive Plan, and for a minimum cash bonus award equal to thirty percent (30%) of his base compensation as determined on an annual basis by the Company’s Board of Directors under the Company’s Cash Bonus Incentive Plan. Mr. Zola is also eligible for an additional cash bonus award equal to ten percent (10%) of the excess of Sharp Energy’s EBIT for the respective year over the upper EBIT target for the same year.

During the employment period, the Agreement stipulates that upon a termination without cause or a determination not to renew the Agreement at the end of the initial term, in the absence of a change-in-control, Mr. Zola is entitled to a severance payment representing twelve (12) months of base compensation. Alternatively, as a result of a termination without cause or a resignation for reasons related to certain acts of the Company, upon a change-in-control, he is entitled to a severance payment comprised of: (i) his then-current monthly base compensation, multiplied by twenty-four (24) months, (ii) his average short-term and long-term incentive awards paid to him over the prior three (3) years, multiplied by two (2) years, and (iii) a payment equal to the value of the benefits foregone over twenty-four (24) months as a result of the termination. The severance payment is capped so that no excise tax would be levied to Mr. Zola nor would there be any loss of tax deductibility to the Company as a result of paying the severance payment.

All Agreements

All of the Agreements also include covenants effective during the course of employment and upon the termination of the Agreement, providing for compliance in regards to confidentiality of information; non-solicitation of employees; non-solicitation of third parties; non-competition; post-termination cooperation; and non-disparagement. The non-solicitation and non-competition covenants shall remain effective for one (1) year following termination of employment, or if the respective named executive officer resigns for reasons related to certain acts of the Company, after a change-in-control, for fifteen (15) months thereafter.

Item 9.01. Exhibits.

Exhibit	Description
10.1	Executive Employment Agreement dated December 29, 2006, by and between Chesapeake Utilities Corporation and John R. Schimkaitis
10.2	Executive Employment Agreement dated December 29, 2006, by and between Chesapeake Utilities Corporation and Michael P. McMasters
10.3	Executive Employment Agreement dated December 29, 2006, by and between Chesapeake Utilities Corporation and Stephen C. Thompson
10.4	Executive Employment Agreement dated December 29, 2006, by and between Chesapeake Utilities Corporation and S. Robert Zola

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Chesapeake Utilities Corporation

/s/ Michael P. McMasters
—————————————
Michael P. McMasters
Senior Vice President and Chief Financial Officer

Date: January 5, 2007